UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2011

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 29, 2011, Bank of the Cascades, a wholly owned subsidiary of Cascade Bancorp (the “Company”), completed the bulk sale of certain non-performing, substandard and related performing loans of the Bank as well as certain other real estate owned pursuant to the Bank’s previously announced agreement with NW Bend, LLC on September 22, 2011.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

Not applicable.

(b)           Pro Forma Financial Information

Not applicable.

(c)           Shell Company Transactions

Not applicable.

(d)           Exhibits

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Patricia L. Moss
Patricia L. Moss
Chief Executive Officer

Date:     October 3, 2011